                                                                      Exhibit B

     LogiMetrics, Inc. 121-03 Dupont St.,  Plainview, NY 11803 .  (516) 349-1700
     . TLX 760-8152 LOGMETUC . FAX 516-349-8552    Innovation in Instrumentation



     FOR IMMEDIATE RELEASE


     May 31, 1996

     Richard K. Laird has submitted his resignation, effective May 30, 1996, as the Chairman, President, CEO and Director of LogiMetrics, Inc.

     Additional information to follow.

     CONTACT

       Russell J. Reardon, CFO
       (516) 349-1700